Exhibit 10.64

AGREEMENT CONCERNING SECURED CONVERTIBLE DEBENTURES

This AGREEMENT CONCERNING SECURED CONVERTIBLE DEBENTURES dated as of February 21, 2008 (this “Agreement”), is by and between Environmental Testing Laboratories, Inc., a Delaware corporation, (“ETL”), Paradise Music & Entertainment, Inc., a Delaware corporation, (“Paradise”), and Leaddog Capital L.P., a limited partnership organized under the laws of Delaware (“Leaddog”).

WHEREAS, on or about January 2, 2008, ETL and Leaddog closed a transaction in which Leaddog purchased $94,300 in principal amount of ETL’s secured convertible debentures and 25,000 warrants; and

WHEREAS, on or about January 7, 2008, ETL and Leaddog closed a transaction in which Leaddog purchased $85,000 in principal amount of ETL’s secured convertible debentures and 25,000 warrants; and

WHEREAS, ETL is a wholly owned subsidiary of Paradise, and it is the intention of ETL, Paradise and Leaddog to enter into this Agreement to restructure the debt issued by ETL and owned by Leaddog;

NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements and warranties contained herein, the sufficiency of which as consideration is hereby acknowledged, the parties agree as follows:

1.	Definitions:

The term “Debentures” shall mean the $85,000 and $94,300 in principal amount of convertible debentures issued by ETL in favor of Leaddog that total $179,300 in aggregate principal amount.

The term “Replacement Debenture” shall mean the convertible debenture in the amount of $179,300 being issued by Paradise in favor of Leaddog.

The term “Warrants” shall mean the two Warrants issued by ETL in favor of Leaddog to purchase 25,000 shares each of the common stock of ETL for a total of 50,000 shares at an exercise price of $.001 per share.

2.          The offer and sale of the Replacement Debenture is being made in accordance with the exemptions from registration provided for under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506 of Regulation D promulgated under the 1933 Act. The parties agree that it would be in the best interests of ETL and Paradise to restructure the Debentures as being issued by Paradise in favor of Leaddog. In consideration of Paradise issuing to Leaddog the Replacement Debenture in the amount of $179,300 on substantially the same terms as the Debentures issued by ETL to Leaddog, Leaddog hereby agrees to a cancellation of the Debentures and Warrants issued by ETL. In consideration of Leaddog agreeing to a cancellation of the Debentures and Warrants, Paradise agrees to issue the

Replacement Debenture in favor of Leaddog in the principal amount of $179,300 on the same general terms as the Debentures issued by ETL to Leaddog. A copy of the Replacement Debenture is attached hereto. The Replacement Debenture shall be issued by Paradise in favor of Leaddog upon the signing of this Agreement by all the parties hereto (the “Closing Date”). As long as Leaddog owns the Replacement Debenture, Leaddog shall have the right to change the terms for the balance of the Replacement Debenture it then holds, to match the terms of any other offering made by Paradise at a lower price per share.

ETL, Paradise and Leaddog agree that the security agreements previously signed by ETL in favor of Leaddog and UCC financing statement to be filed in the appropriate jurisdiction, shall remain in full force and effect and shall not be released until the parties otherwise mutually agree in writing, the Replacement Debenture has been fully converted or the Replacement Debenture has been paid in full.

3.          Representations, Warranties and Agreements of ETL.

ETL hereby represents, warrants and agrees on the date hereof and on the Closing Date as follows:

(a)         ETL has full power and authority to enter into this Agreement and to consummate this transaction. This Agreement has been duly and validly executed and delivered by ETL and constitutes the legal, valid and binding obligation of ETL, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

(b)         The execution, delivery and performance by ETL of this Agreement and consummation by ETL of this transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on ETL; (ii) violate any provision of any federal or state statute, rule or regulation which is, to ETL’s knowledge, applicable to ETL; or (iii) violate any contract to which ETL is a party or by which ETL or any of its assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by ETL of this Agreement or the consummation of the transaction.

4.          Representations, Warranties and Agreements of Paradise.

Paradise hereby represents, warrants and agrees on the date hereof and on the Closing Date as follows:

(a)         Organization and Qualification. Paradise and its “Subsidiaries” (which for purposes of this Agreement means any entity in which Paradise, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of Paradise and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of Paradise and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of Paradise to perform its obligations under this Agreement or the Replacement Debenture.

(b)         Paradise has full power and authority to enter into this Agreement and to consummate this transaction. This Agreement has been duly and validly executed and delivered by Paradise and constitutes the legal, valid and binding obligation of Paradise, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

(c)         The execution, delivery and performance by Paradise of this Agreement and consummation by Paradise of this transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Paradise; (ii) violate any provision of any federal or state statute, rule or regulation which is, to Paradise’s knowledge, applicable to Paradise; or (iii) violate any contract to which Paradise is a party or by which Paradise or any of its assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Paradise of this Agreement or the consummation of the transaction.

(d)          Paradise agrees to use its best efforts to increase the authorized shares of common stock of Paradise to not less than 500,000,000 shares.

5.          Representations, Warranties and Agreement of Leaddog.

Leaddog hereby represents, warrants and agrees as of the date hereof and on the Closing Date as follows:

(a)         Leaddog is duly organized and existing under the laws of Delaware as a limited partnership.

(b)         Leaddog has full power and authority to enter into this Agreement and to consummate the transaction. The execution, delivery and performance of this Agreement by Leaddog have been duly authorized by all necessary corporate proceedings on the part of Leaddog. This Agreement has been duly and validly executed and delivered by Leaddog and constitutes the legal, valid and binding obligation of Leaddog, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

(c)         The execution, delivery and performance by Leaddog of this Agreement and consummation by Leaddog of this transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Leaddog; (ii) violate any provision of any federal or state statute, rule or regulation which is, to Leaddog’s knowledge, applicable to Leaddog; or (iii) violate any contract to which Leaddog is a party or by which Leaddog or any of its assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Leaddog of this Agreement or the consummation of the transaction.

(d)         Leaddog is aware of Paradise’s business affairs and financial condition, and has acquired sufficient information about Paradise to reach an informed and knowledgeable decision to acquire the Replacement Debenture.

(e)         Leaddog is an “accredited investor” within the meaning of Regulation D under the 1933 Act. Leaddog has no present intention of selling, granting any participation in, or otherwise distributing the Replacement Debenture or the shares of common stock underlying the Replacement Debenture. Leaddog acknowledges that the Replacement Debenture and the shares of common stock underlying the Replacement Debenture have not been registered under the 1933 Act and, therefore, cannot be resold unless registered under the 1933 Act or in a transaction exempt from or not subject to the registration requirements of the 1933 Act.

(f)         The Replacement Debenture to be acquired by Leaddog will be acquired for investment purposes only for Leaddog’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, except in compliance with the 1933 Act, and Leaddog has no present intention of selling, granting any participation in, or otherwise distributing the same. Leaddog further represents that it does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

(g)         Leaddog has been furnished with, and has carefully read the form of Replacement Debenture annexed hereto as Exhibit A. With respect to tax and other economic considerations involved in its investment, Leaddog is not relying on ETL or Paradise. Leaddog has carefully considered and has, to the extent Leaddog believes such discussion necessary, discussed with Leaddog’s professional legal, tax, accounting and financial advisors the suitability of an investment in Paradise, by purchasing the Replacement Debenture, for Leaddog’s particular tax and financial situation and has determined that the investment being made by Leaddog is a suitable investment for Leaddog and its partners.

(h)         Leaddog acknowledges that all documents, records, and books pertaining to this investment which Leaddog has requested have been made available for inspection or Leaddog has had access thereto.

(i)         Leaddog has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of Paradise concerning this offering and if such opportunity was taken, all such questions have been answered to the full satisfaction of Leaddog.

(j)         Leaddog will not sell or otherwise sell the Replacement Debenture or the common stock issued upon conversion of the Replacement Debenture without registration under the 1933 Act or applicable state securities laws or compliance with an exemption therefrom. Neither the Replacement Debenture nor the common stock underlying the Replacement Debenture has been registered under the 1933 Act or under the securities laws of any state. Resales of the common stock underlying the Replacement Debenture, or issued in payment of accrued interest on the Replacement Debenture are to be registered by Paradise in any registration statement to be filed by Paradise after its issuance, unless at the time of such filing the common stock underlying the Replacement Debenture can be freely traded pursuant to Rule 144 without volume limitation. Leaddog represents that Leaddog is purchasing the Replacement Debenture for Leaddog’s own account, for investment and not with a view to resale or distribution except in compliance with the 1933 Act. Leaddog has not offered or sold any portion of the Replacement Debenture being acquired nor does Leaddog have any present intention of dividing the Replacement Debenture with others or of selling, distributing or otherwise disposing of any portion of the Replacement Debenture either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the 1933 Act.

(k)         Leaddog recognizes that an investment in the Replacement Debenture involves substantial risks, including loss of the entire amount of such investment.

(l)          Leaddog acknowledges that the certificate representing the Replacement Debenture (and the shares of common stock issued upon conversion of the Replacement Debenture, unless registered) or in payment of interest on the Replacement Debenture shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

(m)         Leaddog is not subscribing for the Replacement Debenture as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

(n)         Leaddog is purchasing the Replacement Debenture for its own account for investment, and not with a view toward the resale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Leaddog does not agree to hold the Replacement Debenture for any minimum or other specific term and reserves the right to dispose of the Replacement Debenture at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Leaddog is neither an underwriter of, nor a dealer in, the Replacement Debenture or the common stock issuable upon conversion thereof or upon the payment of dividends thereon and is not participating in the distribution or resale of the Replacement debentures or the common stock issuable upon conversion thereof.

(o)         Leaddog or its representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable Leaddog to utilize the information made available to Leaddog in connection with the offering to evaluate the merits and risks of an investment in the Replacement Debenture and to make an informed investment decision with respect thereto.

6.          Amendment. This Agreement may be amended, modified or supplemented but only in a writing signed by ETL, Paradise and Leaddog.

7.          Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto, which shall be delivered as described therein, shall be in writing and shall be deemed to have been given, (a) when received if given in person or by a courier or a courier service or (b) on the date of transmission if sent by facsimile transmission:

(a)	If to Leaddog, addressed as follows:

Leaddog Capital L.P.
48 Wall Street
Suite 1100
New York, NY 10005
Attention: Chris Messalas

(b)	If to ETL, addressed as follows:

Environmental Testing Laboratories, Inc.
208 Rt. 109
Farmingdale, NY 11735
Attention: Ms. Julie Belden
Telecopier No.: 720-554-7720
Telephone No.: 631-249-3748

(c)	If to Paradise, addressed as follows:

Paradise Music & Entertainment, Inc.
2637 East Atlantic Boulevard #133
Pompano Beach, FL 33062
Telecopier:
Telephone: 888-565-3259

or to such other person or address as a party hereto may designate for itself by notice given as herein provided.

8.          Assignment. This Agreement shall not be assignable.

9.          Expenses. Except as otherwise expressly stated in this Agreement, each party hereto will bear its own expenses in connection with the transaction described herein.

10.       Submission to Jurisdiction.

a.         Forum Selection and Consent to Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties shall be brought and maintained exclusively in the courts of the state of New York. The parties hereby expressly and irrevocably submit to the jurisdiction of the state and federal Courts of the state of New York for the purpose of any such litigation as set forth above and irrevocably agree to be bound by any final judgment rendered thereby in connection with such litigation. The parties further irrevocably consent to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The parties hereby expressly and irrevocably waive, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property the parties hereby irrevocably waive such immunity in respect of its obligations under this Agreement and related documents.

b.         Waiver of Jury Trial.          The parties hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties. Each party acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for each of the parties entering into this Agreement.

c.         Submission to Jurisdiction. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in New York, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

11.          Delivery Instructions; Fees.

The Replacement Debenture being purchased hereunder shall be delivered to Leaddog on or about the Closing Date. Paradise agrees to issue in favor Leaddog Capital Partners, Inc. 30,000 shares of the Series C Preferred Stock of Paradise Music & Entertainment, Inc. for due diligence and structuring fees in relation to this transaction. The Series C Preferred Stock shall be issued to Leaddog Capital Partners, Inc. on or about the Closing Date.

12.          Board Resolution of Paradise.

Prior to or on the Closing Date the Company shall deliver to Leaddog a signed Board Resolution authorizing this offering, the issuance of the Replacement Debentures and the issuance of the Series C Preferred Stock.

13.         Miscellaneous

a.         Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between such parties with respect to such subject matter.

b.         Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions hereof shall not be affected thereby.

c.         Captions. The Section captions herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

d.         Specific Performance. The parties acknowledge that money damages will not be a sufficient remedy for breach of this Agreement and that the parties hereto may obtain specific performance or other injunctive relief, without the necessity of posting a bond or security therefor.

e.         All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require. Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

f.         This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into, and to be performed in, New York by and between residents of

New York, and shall be binding upon the undersigned, the undersigned’s heirs, estate and legal representatives and shall inure to the benefit of the parties and their successors. If any provision of this Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

g.          ETL and Paradise each acknowledge and represent that they are not being represented in a legal capacity by Joseph B. LaRocco, and ETL and Paradise have had the opportunity to consult with their own legal advisors prior to the signing of this Agreement.

h.         This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

i.         Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party shall be awarded reasonable attorneys’ fees and costs. The parties hereto acknowledge and agree that any party’s remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, an aggrieved party, without posting any bond, shall be entitled to obtain, and the offending party agrees not to oppose the aggrieved party’s request for, equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

ENVIRONMENTAL TESTING LABORATORIES, INC.

By	__________________________________
Name: Kelly T. Hickel
Title: CEO

PARADISE MUSIC & ENTERTAINMENT, INC.

By:	___________________________________
Name:
Title:

LEADDOG CAPITAL L.P., BY ITS GENERAL PARTNER,
LEADDOG CAPITAL PARTNERS, INC.

By:	_________________________________
Chris Messalas, CEO and President

PARADISE MUSIC & ENTERTAINMENT, INC.
QUESTIONNAIRE

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned’s subscription to purchase the Replacement Debenture described in the Agreement may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that Paradise Music & Entertainment, Inc. (the “Company”) may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the securities is exempt from registration under the 1933 Act, as amended. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission, NASDAQ and to various state securities and “blue sky” regulators.

IN ADDITION TO SIGNING THE SIGNATURE PAGE, IF REQUESTED BY THE COMPANY, THE UNDERSIGNED MUST COMPLETE FORM W-9.

I.	PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES.

☐
1.      The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐	2. The undersigned is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

☐
3.      The undersigned is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year. Such income is solely that of the undersigned and excludes the income of the undersigned’s spouse.

☐
4.      The undersigned is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

*         For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining “income”, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

5. The undersigned is:

☐	(a) a bank as defined in Section 3(a)(2) of the 1933 Act; or

☐	(b) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or

☐	(c) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

☐	(d) an insurance company as defined in Section 2(13) of the 1933 Act; or

☐	(e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

☐	(f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

☐	6. The undersigned is an entity in which all of the equity owners are accredited investors.

.

II.		INVESTOR INFORMATION

	(a)	IF THE UNDERSIGNED IS AN INDIVIDUAL:

Name _________________________________________

Street Address __________________________________

City, State, Zip Code _____________________________

Phone ____________________ Fax _________________

Social Security Number ___________________________

Send Correspondence to:
_______________________________________________
_______________________________________________
_______________________________________________

	(b)	IF THE UNDERSIGNED IS NOT AN INDIVIDUAL:

Name of Entity __________________________________

Person’s Name ___________________ Title___________

State of Organization ______________________________

Principal Business Address _________________________

City, State, Zip Code ______________________________

Taxpayer Identification Number _____________________

Phone ____________________ Fax _________________

Send Correspondence to:
_______________________________________________
_______________________________________________
_______________________________________________

PARADISE MUSIC & ENTERTAINMENT, INC.
SIGNATURE PAGE

Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire, Agreement Concerning Secured Convertible Debentures and the Replacement Debenture.

1.         The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the undersigned will notify PARADISE MUSIC & ENTERTAINMENT, INC. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned’s subscription and will promptly send PARADISE MUSIC & ENTERTAINMENT, INC. written confirmation of such change.

2.         The undersigned signatory hereby certifies that he/she has read and understands the Questionnaire, Agreement Concerning Secured Convertible Debentures and the Replacement Debenture, and the representations made by the undersigned in the Questionnaire and Agreement Concerning Secured Convertible Debentures are true and accurate.

$179,300
________________________________	________________________
Amount of Debentures being purchased	Date

LEADDOG CAPITAL L.P., BY ITS GENERAL
PARTNER, LEADDOG CAPITAL PARTNERS, INC.

By:	_________________________________
Chris Messalas, CEO and President

COMPANY ACCEPTANCE PAGE

This Subscription Agreement accepted and agreed
to this 29th day of February, 2008.

PARADISE MUSIC & ENTERTAINMENT, INC.

By	__________________________________
Name: Richard P. Rifenburgh
Title: Chairman and President